                                                                    Exhibit 32.2


                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                       OF CENTURY BUSINESS SERVICES, INC.


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the annual report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K") of Century Business Services, Inc. (the "Issuer").

I, Ware H. Grove, the Chief Financial Officer of the Issuer, certify that to the best of my knowledge:

         (i) the Form 10-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

         (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



Date:  March 15, 2004

                                               /s/ Ware H. Grove
                                               ---------------------------------
                                               Ware H. Grove
                                               Chief Financial Officer

Subscribed and sworn to before me
this 15th day of March, 2004.


/s/ Michael W. Gleespen
----------------------------------------
Name: Michael W. Gleespen
Title: Notary Public & Attorney-At-Law
Registered in Franklin County, Ohio
No Expiration Date